SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): March 20, 2003

                                   VANS, INC.
                       ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-19402                                             33-0272893
        -------                                             ----------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

         15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515
         ---------------------------------------------------------------
              (Address of Principal Executive Offices)        (Zip Code)

                                 (562) 565-8267
              ---------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                   ----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                TABLE OF CONTENTS
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Item 7.  Financial Statements and Exhibits

Item 9.  Regulation FD Disclosure

SIGNATURES

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Item 7. Financial Statements and Exhibits

(c) Exhibits

     99.1 News Release of the Registrant, dated March 20, 2003

Item 9.  Regulation FD Disclosure

     On March 20, 2003, the Registrant issued the News Release attached hereto as Exhibit 99.1. Additionally, during its webcast to discuss the News Release, the Registrant disclosed its intent to resume purchases under its 2001 Stock Repurchase Program.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         VANS, INC.
                                         ------------
                                         (Registrant)

Date:  March 21, 2003                    By /s/ Craig E. Gosselin
                                            ----------------------
                                            Craig E. Gosselin
                                            Senior Vice President
                                            and General Counsel